UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 12, 2010
SANUWAVE HEALTH, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52985	20-1176000

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11680 Great Oaks Way, Suite 350, Alpharetta, Georgia	30022

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (678) 581-6843
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.
Effective October 12, 2010, SANUWAVE Health, Inc., a Nevada Corporation, (the “Company”), in conjunction with an offering of securities (the “Offering”) of the Company pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Act”), amended the terms of ten outstanding promissory notes with an initial aggregate issuance amount of $2,450,000 such that the unpaid principal and interest on each note was converted into the number of Units (as described below) equal to (i) the unpaid principal and interest on each such note, divided by (ii) 2. Each “Unit” in the Offering consists of: (i) one share of common stock, par value $0.001 per share (the “Common Stock”); (ii) a two-year common stock purchase warrant (the “Class D Warrant”) to purchase one share of Common Stock, at an exercise price of $2.00; and (iii) an option (the “Option”), which expires on December 31, 2010, to purchase the same number of Units as granted pursuant to this transaction, at the purchase price of $2.00 per Unit. The unpaid principal and interest on the notes which were converted totaled $2,517,660, and this sum was converted into a total of 1,258,830 Units. Kevin A. Richardson II, who is the chairman of the board of directors of the Company, is one of the noteholders who converted notes in the Offering.
On September 30, 2010, in conjunction with the Offering, the Company issued 150,000 Units to certain “accredited investors,” as that term is defined in the Securities and Exchange Commission’s (the “SEC”) Rule 501 under the Act, for an aggregate total purchase price of $300,000. On October 1, 2010, in conjunction with the Offering, the Company issued 250,000 Units to an “accredited investor” for $500,000. The Offering was conducted pursuant to the exemption from registration pursuant to Rule 506 under the Act. The Offering consisted of sales of Units to new investors and the conversion of the Company’s outstanding promissory notes as described above. Each Unit was sold to the new investors at a purchase price of $2.00 per Unit, and each Unit was sold to the noteholders in accordance with the formula described above. Each Unit consists of: (i) one share of Common Stock; (ii) a two-year Class D Warrant to purchase one share of Common Stock, at an exercise price of $2.00; and (iii) an Option, which expires on December 31, 2010, to purchase the same number of Units as the subscriber purchased pursuant to this Offering, at the purchase price of $2.00 per Unit.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Form of Promissory Note Amendment.

10.2	Form of Subscription Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.
By:	/s/ Christopher M. Cashman
	Name:	Christopher M. Cashman
	Title:	President and Chief Executive Officer
Dated: October 14, 2010